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                                                                    Exhibit 23.1

                        CONSENT OF INDEPENDENT AUDITORS

The Board of Directors and Stockholders
IntraLinks, Inc.;

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.

                                                 /s/ KPMG LLP
New York, New York

June 30, 2000